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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 24, 2006


                             METAL MANAGEMENT, INC.
                             ----------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           DELAWARE                        0-14836                94-2835068
-------------------------------         --------------       -------------------
(STATE OR OTHER JURISDICTION OF          (COMMISSION            (IRS EMPLOYER
        INCORPORATION)                   FILE NUMBER)        IDENTIFICATION NO.)

  325 N. LASALLE ST., SUITE 550, CHICAGO, IL                 60610
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


                                 (312) 645-0700
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On March 24, 2006, the Board of Directors of Metal Management, Inc. (the "Board") elected Norman R. Bobins to the Board effective as of April 1, 2006. Mr. Bobins will succeed Kevin P. McGuinness, who will retire from active board service to become Director Emeritus effective as of April 1, 2006.

         Mr. Bobins will serve on the Compensation Committee of the Board.

         Metal Management, Inc. issued a press release on March 28, 2006 to announce Mr. Bobins's appointment and Mr. McGuinness's retirement. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        METAL MANAGEMENT, INC.


DATE:  March 29, 2006                   By: /s/ Robert C. Larry
                                            ------------------------------------
                                            Robert C. Larry
                                            Executive Vice President, Finance,
                                            Chief Financial Officer, Treasurer
                                            and Secretary


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                             METAL MANAGEMENT, INC.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               DESCRIPTION
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  99.1     Press Release, dated March 28, 2006, issued by Metal Management, Inc.